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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-57154, 33-58718, 33-75812, 33-86648, 33-94722 and 333-04885) and in the Registration
Statements on Form S-8 (No. 33-4544, 33-53836, 33-74204 and 333-04055) of
Identix Incorporated of our report dated August 26, 1996, appearing on page 28 of this Form 10-K.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Jose, California
September 27, 1996